Other Income and Expenses Net - Other Income and Expenses Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Other Income And Expenses [Abstract]
Public funding	$ 177	$ 162	$ 231
Start-up and phase-out costs	(13)		(8)
Exchange gain (loss), net	15	7	8
Patent costs	(8)	(10)	(11)
Gain on sale of non-current assets	2	5	14
COVID-19 incremental costs	(10)	(19)	(32)
Other, net	(4)	(4)
Total	$ 159	$ 141	$ 202